THE THAI FUND, INC

DIRECTORS AND OFFICERS
Barton M. Biggs                      Fergus Reid
CHAIRMAN OF THE BOARD OF DIRECTORS   DIRECTOR

Ronald E. Robison                    Frederick O. Robertshaw
PRESIDENT AND DIRECTOR               DIRECTOR

John D. Barrett II                   Stefanie V. Chang
DIRECTOR                             VICE PRESIDENT

Gerard E. Jones                      Arthur J. Lev
DIRECTOR                             VICE PRESIDENT

Graham E. Jones                      Joseph P. Stadler
DIRECTOR                             VICE PRESIDENT

John A. Levin                        Mary E. Mullin
DIRECTOR                             SECRETARY

Andrew McNally IV                    Belinda A. Brady
DIRECTOR                             TREASURER

William G. Morton, Jr.               Robin L. Conkey
DIRECTOR                             ASSISTANT TREASURER

Samuel T. Reeves
DIRECTOR



U.S. INVESTMENT ADVISER
Morgan Stanley Investment Management Inc.
1221 Avenue of the Americas
New York, New York 10020

THAI INVESTMENT ADVISER
The Mutual Fund Public Company Limited.
30th-32nd Floor, Lake Rajada Building
193-195 Ratchadaphisek Road
Khlong-Toey, Bangkok 10110 Thailand

ADMINISTRATOR
The Chase Manhattan Bank
73 Tremont Street
Boston, Massachusetts 02108

CUSTODIANS
The Thai Farmers Bank Public Company Limited
1 Soi Thai Farmers
Ratburana Road, Ratburana
Bangkok, Thailand

The Chase Manhattan Bank
3 Chase MetroTech Center
Brooklyn, New York 11245

SHAREHOLDER SERVICING AGENT
Boston Equiserve
Investor Relations Department
P.O. Box 644
Boston, Massachusetts 02102-0644
(800) 730-6001

LEGAL COUNSEL
Clifford Chance Rogers & Wells LLP
200 Park Avenue
New York, New York 10166

INDEPENDENT AUDITORS
Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

For additional Fund information, including the Fund's net asset value per share and information regarding the investments comprising the Fund's portfolio, please call 1-800-221-6726 or visit our website at www.morganstanley.com/im.

FIRST QUARTER REPORT

MORGAN STANLEY
INVESTMENT MANAGEMENT

The Thai Fund, Inc.

March  31, 2001

MORGAN STANLEY
INVESTMENT MANAGEMENT INC.
INVESTMENT ADVISER

LETTER TO SHAREHOLDERS
----------------------

For the three months ended March 31, 2001, The Thai Fund, Inc. (the "Fund") had a total return, based on net asset value per share, of 3.01% compared to 4.56% for the U.S. dollar adjusted Securities Exchange of Thailand (SET) Index (the "Index"). For the period from the Fund's commencement of operations on February 16, 1988 through March 31, 2001, the Fund's total return, based on net asset value per share, was -38.12% compared to -51.05% for the Index. On March 31, 2001, the closing price of the Fund's shares on the New York Stock Exchange was $2.99, representing a 2.9% discount to the Fund's net asset value per share.

MARKET OVERVIEW

Cheered on by the overwhelming victory of the new Thaksin government, the Thai market staged a huge rally in January. The Stock Exchange of Thailand rose to a high of 347.2 on January 26th (a 29% increase over the close on December 31, 2000) on expectations that the new government will introduce new measures to rehabilitate the ailing banking system of the country as well as boost the domestic economy. The average daily volume for the month of January surged to
12.5 billion baht compared to the previous month's 2.2 billion. Local investors were the main participants, while foreign investors stayed sidelined. However, the rally soon fizzled out as it became obvious that insurmountable hurdles meant to solve the current banking problems and pressure on the fiscal deficit limit the government's ability to curtail the slowdown in the external environment. The bombing of a Thai Airways aircraft that Prime Minister Thaksin was about to board further dampened sentiment.

Macro economic figures from February's Economic & Monetary Conditions released by the Bank of Thailand continue to reflect a slowing economy led by weak external demand. Manufacturing production grew by a slower 2.4% year-on-year versus 4.8% in January, relying mainly on domestic-oriented products. This source of demand however may be waning too as imports posted a 10.9% year-on-year contraction, the first in 22 months. Not surprisingly, export-oriented products continue to face slow external demand as reflected by a second consecutive month of negative growth (-3.7% year-on-year). However, the sharp contraction in imports helped the trade balance swing back into a surplus of U.S. $218 million, a month after posting its first deficit since August 1997.

Monetary base growth stabilized at 4.2% in February compared to January's 4.6%, with M2 monetary aggregate growth at 5.1% compared to 5.2%. In the months ahead, the monetary base is expected to expand further as the government embarks on fiscal expansionary policies as promised.

The banks released their fiscal year 2000 earnings during the first quarter. Operating results are generally in line with slight improvements in interest margins due to higher debt restructuring. The most interesting news for the sector was the setting up of a national asset management company over the next few months to acquire the non-performing loans in the private and public banks. Investors were initially optimistic that it will lead to significant write-backs and improve the balance sheet of the banks. However, size of the loans to be bought turned out to be lower than expected. Coupled with the poor legal system it soon became apparent that the banking crisis is unlikely to be resolved so easily.

The Thai domestic economy's growth continues to be hampered by a severely crippled banking system. The slowdown in the external economy will further dampen consumer confidence. The only sector that seems to show no signs of slowdown is the telecommunications sector, due to the country's low penetration rate. Hence, we continue to prefer that sector as well as companies with strong pricing power, operating in industries with high barriers to entry.

OTHER DEVELOPMENTS

The cover of this quarterly report introduces the new look of the Fund's financial reports to shareholders. The semi-annual report to shareholders dated June 30, 2001 will present the new look throughout the report.

We appreciate your continued support. If you have any questions or comments on the new look of the report, please contact us through our website, www.morganstanley.com/im, or call us at 1-800-221-6726.

Sincerely,
/s/ Ronald E. Robison
Ronald E. Robison

PRESIDENT AND DIRECTOR

April 2001

The Thai Fund, Inc.
Investment Summary as of March 31, 2001 (Unaudited)
================================================================================
--------------------------------------------------------------------------------

HISTORICAL                                                                  TOTAL RETURN (%)
                                                 -------------------------------------------------------------------------
INFORMATION                                        MARKET VALUE (1)        NET ASSET VALUE (2)           INDEX (3)
                                                 -----------------------  -----------------------  -----------------------
                                                                 AVERAGE                  AVERAGE                  AVERAGE
                                                 CUMULATIVE       ANNUAL  CUMULATIVE       ANNUAL  CUMULATIVE       ANNUAL
                                                 ----------      -------  ----------      -------  ----------      -------
                              YEAR TO DATE           11.26%           --       3.01%           --        4.56%           --
                              ONE YEAR              -50.39        -50.39%    -37.16        -37.16%     -38.63        -38.63%
                              FIVE YEAR             -86.98        -33.48     -87.26        -33.78      -87.29        -33.81
                              TEN YEAR              -74.44        -12.75     -71.12        -11.68      -80.74        -15.19
                              SINCE INCEPTION*      -39.93         -3.81     -38.12         -3.59      -51.05         -5.30

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.
================================================================================


RETURNS AND PER SHARE INFORMATION

[CHART]

                                                        YEAR ENDED DECEMBER 31,

                                                                                                                THREE MONTHS
                                                                                                                    ENDED
                                                                                                                  MARCH 31,
                             1991     1992       1993     1994      1995     1996     1997      1998    1999    2000        2001
                             ----     ----       ----     ----      ----     ----     ----      ----    ----   ----   ------------
Net Asset Value Per Share   $ 15.41  $ 20.69   $ 39.42  $ 28.30    $24.89   $ 15.63  $  3.81   $ 3.80  $ 5.71  $  2.99     $3.08
Market Value Per Share      $ 16.25  $ 18.75   $ 36.88  $ 22.38    $22.38   $ 16.38  $  5.25   $ 5.88  $ 7.81  $  2.69     $2.99
Premium/(Discount)              5.5%    -9.4%     -6.4%   -20.9%    -10.1%      4.8%    37.8%    54.7%   36.8%   -10.0%     -2.9%
Income Dividends            $  0.21       --   $  0.36  $  0.35    $ 0.11   $  0.32  $  0.11   $ 0.19      --  $  0.02        --
Capital Gains Distributions $  0.47       --   $  0.51  $  4.62    $ 3.38   $  0.08  $  0.12       --      --       --        --
Fund Total Return(2)          23.08%   34.26%    98.90%  -10.40%+   -0.10%   -35.93%  -75.17%    2.88%  50.26%  -47.33%     3.01%
Index Total Return (3)        15.80%   24.71%    88.40%  -17.76%    -6.11%   -36.25%  -75.54%   22.43%  32.41%  -51.73%     4.56%


(1) Assumes dividends and distributions, if any, were reinvested.
(2) Total investment return based on net asset value per share reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market value due to differences between the market price of the stock and the net asset value per share of the Fund.

(3) The U.S. dollar adjusted Securities Exchange of Thailand (SET) Index is a capitalization weighted index of all stocks traded on the Stock Exchange of Thailand, expressed in U.S. dollars.
 *  The Fund commenced operations on February 16, 1988.
 + This return does not include the effect of the rights issued in connection with the Rights Offering.

FOREIGN INVESTING INVOLVES CERTAIN RISKS, INCLUDING CURRENCY FLUCTUATIONS AND CONTROLS, RESTRICTIONS ON FOREIGN INVESTMENTS, LESS GOVERNMENTAL SUPERVISION AND REGULATION, LESS LIQUIDITY AND THE POTENTIAL FOR MARKET VOLATILITY AND POLITICAL INSTABILITY.

THE THAI FUND, INC.
PORTFOLIO SUMMARY AS OF MARCH 31, 2001 (UNAUDITED)
================================================================================
--------------------------------------------------------------------------------
ALLOCATION OF TOTAL INVESTMENTS

[CHART]

                      Equity Securities                           (95.7%)
                      Short-Term Investments                       (4.3%)


================================================================================
INDUSTRIES

[CHART]

                      Other                                       (17.6%)
                      Textiles & Apparel                           (2.3%)
                      Electrical Utilities                         (3.5%)
                      Electronic Equipment & Instruments           (4.4%)
                      Oil & Gas                                    (6.5%)
                      Food Products                                (6.9%)
                      Media                                        (7.6%)
                      Diversified Telecommunications Services      (8.0%)
                      Construction Material                       (11.3%)
                      Wireless Telecommunication Services         (15.3%)
                      Banks                                       (16.6%)

================================================================================
TEN LARGEST HOLDINGS*

                                             PERCENT OF
                                             NET ASSETS
                                             ----------
 1. Advanced Information Service PCL            11.0%
 2. BEC World PCL                                7.3
 3. Siam City Cement PCL                         7.3
 4. Bangkok Bank PCL                             6.5
 5. PTT Exploration & Production PCL             6.5
 6. Thai Farmers Bank PCL                        6.0
 7. Shinawatra Satellite PCL                     4.6
 8. Shin Corporation PCL                         4.3
 9. Charoen Pokphand Foods PCL                   4.3
10. Siam Cement PCL                              4.1
                                                ----
                                                61.9%
                                                ====

 * Excludes short-term investments.

INVESTMENTS (UNAUDITED)
=======
MARCH 31, 2001

                                                                                                 SHARES           VALUE
                                                                                                                  (000)
 THAI INVESTMENT PLAN (98.3%)

 THAI COMMON STOCKS (94.9%)
 (Unless otherwise noted)

 AIRLINES (0.8%)
   Thai Airways International PCL                                                                537,200 U.S.$       334
                                                                                                         ---------------
 BANKS (16.2%)
   Bangkok Bank PCL                                                                            3,415,850           2,656
   Siam Commercial Bank PCL                                                                      330,000             174
   Siam Commercial Bank PCL (Foreign)                                                          2,533,900           1,365
   Thai Farmers Bank PCL                                                                       5,170,800           2,441
                                                                                                         ---------------
                                                                                                                   6,636
                                                                                                         ---------------
 BEVERAGES (2.1%)
   Serm Suk PCL                                                                                  431,000             862
                                                                                                         ---------------
 CHEMICALS (2.2%)
   National Petrochemical PCL                                                                  1,526,300             882
                                                                                                         ---------------
 CONSTRUCTION MATERIALS (11.3%)
   Siam Cement PCL                                                                               286,300           1,653
   Siam City Cement PCL                                                                        1,041,645           2,962
                                                                                                         ---------------
                                                                                                                   4,615
                                                                                                         ---------------
 DIVERSIFIED TELECOMMUNICATION SERVICES (8.0%)
   Shinawatra Satellite PCL                                                                    2,903,475           1,870
   TelecomAsia PCL                                                                             3,314,200           1,399
                                                                                                         ---------------
                                                                                                                   3,269
                                                                                                         ---------------
 ELECTRIC UTILITIES (3.5%)
   Electricity Generating PCL                                                                  1,950,800           1,408
                                                                                                         ---------------
 ELECTRONIC EQUIPMENT & INSTRUMENTS (4.4%)
   Delta Electronics (Thailand) PCL                                                              341,490           1,502
   Hana Microelectronics PCL                                                                     197,700             277
                                                                                                         ---------------
                                                                                                                   1,779
                                                                                                         ---------------
 FOOD PRODUCTS (6.9%)
   Charoen Pokphand Foods PCL                                                                  1,966,696           1,737
   Thai Union Frozen Products PCL                                                                760,400           1,098
                                                                                                         ---------------
                                                                                                                   2,835
                                                                                                         ---------------
 HOUSEHOLD DURABLES (1.5%)
   Compass East Industry PCL                                                                     229,500             627
                                                                                                         ---------------
 INSURANCE (1.9%)
   Bangkok Insurance PCL                                                                         248,100             772
                                                                                                         ---------------
 MEDIA (7.6%)
   BEC World PCL                                                                                 557,900           2,974
   United Broadcasting Corp PCL                                                                  604,600             148
                                                                                                         ---------------
                                                                                                                   3,122
                                                                                                         ---------------
 MULTILINE RETAIL (1.9%)
   Siam Makro PCL                                                                                556,000             772
                                                                                                         ---------------
 OIL & GAS (6.5%)
   PTT Exploration & Production PCL                                                            1,171,800           2,655
                                                                                                         ---------------
 REAL ESTATE (0.4%)
   Golden Land Property Development PCL                                                        1,850,000             173
                                                                                                         ---------------
 TEXTILES & APPAREL (2.3%)
   Thai Rung Textile PCL                                                                             958              --@
   Thai Wacoal PCL                                                                               347,013             944
                                                                                                         ---------------
                                                                                                                     944
                                                                                                         ---------------
 TRANSPORTATION INFRASTRUCTURE (2.1%)
   Bangkok Expressway PCL                                                                      3,920,300             836
                                                                                                         ---------------
 WIRELESS TELECOMMUNICATION SERVICES (15.3%)
   Advanced Information Service PCL                                                              502,000           4,483
   Shin Corp., PCL                                                                               489,000           1,771
                                                                                                         ---------------
                                                                                                                   6,254
                                                                                                         ---------------
 TOTAL THAI COMMON STOCKS
   (Cost U.S.$58,597)                                                                                             38,775
                                                                                                         ---------------
                                                                                                  NO. OF
                                                                                                WARRANTS
 WARRANTS (0.4%)

 BANKS (0.4%)
   Siam Commercial Bank PCL, expiring 5/10/02
   (Cost U.S.$@)                                                                               1,687,800             161
                                                                                                         ---------------
                                                                                                   FACE
                                                                                                 AMOUNT
                                                                                                  (000)
 FOREIGN CURRENCY ON DEPOSIT WITH
 CUSTODIAN (3.0%)
 (Interest Bearing Demand Account)
   Thai Baht (Cost U.S.$1,293)                                                            THB     55,825           1,240
                                                                                                         ---------------

                                                                                                 AMOUNT           VALUE
                                                                                                  (000)           (000)
 TOTAL THAI INVESTMENT PLAN (98.3%)
    (Cost U.S.$59,890)                                                                                   U.S.$    40,176
                                                                                                         ---------------
 SHORT-TERM INVESTMENTS (1.2%)
 REPURCHASE AGREEMENT (1.2%)
   (a)Chase Securities, Inc., 4.90% dated 03/30/01, due 04/02/01
   (Cost U.S.$507)                                                         U.S.$                     507             507
                                                                                                         ---------------
 TOTAL INVESTMENTS (99.5%)
    (Cost U.S.$60,397)                                                                                            40,683
                                                                                                         ---------------
 OTHER ASSETS AND LIABILITIES (0.5%)
   Other Assets                                                                                      871
   Liabilities                                                                                      (683)            188
                                                                                             ----------- ---------------
 NET ASSETS (100%)
   Applicable to 13,267,713 issued and
     outstanding U.S.$0.01 par value shares
     (30,000,000 shares authorized)                                                                      U.S.$    40,871
                                                                                                         ===============
 NET ASSET VALUE PER SHARE                                                                               U.S.$      3.08
                                                                                                         ===============

  (a) -- The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this schedule of investments. The investment in the repurchase agreement is through participation in a joint account with affiliated funds.

   @  -- Value is less than U.S.$500.

 March 31, 2001 exchange rate -- Thai Baht (THB) 45.025 =
          U.S.$1.00


                                                                 SKU#0835-QR-01